ADDENDUM TO
STOCK PURCHASE AGREEMENT

THIS is an ADDENDUM to the STOCK PURCHASE AGREEMENT (the "Agreement") dated as of November , 2005 by and among Compliance Systems Corporation ("Purchaser") and the undersigned shareholders ("Sellers"), herein referred to as the "Addendum".

RECITALS

WHEREAS the Sellers referred to in the Agreement actually are the owners of 4,900,000 shares of the issued and outstanding Common Stock, $0.001 par value per share of GSA Publications, Inc., a corporation organized under the laws of Nevada (the "Company").

WHEREAS the Seller referred to herein (the "Additional Seller") is the owner of 100,000 shares (the "Additional Stock") of the issued and outstanding Common Stock, $0.001 par value per share of the Company, as set forth on Exhibit A attached hereto.

WHEREAS the Additional Seller desires to sell, and Purchaser desires to purchase, the Additional Stock pursuant to the same terms and conditions set forth in the Agreement.

NOW THEREFORE, for and in consideration of the foregoing premises, the promises and covenants set forth in the Agreement, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto intending to be legally bound, hereby agree as follows:

ARTICLE 1

1.1 All of the terms and conditions of the Agreement remain in force and effect and apply to this Addendum.

1.2 All of the representations, warranties and conditions of the Sellers apply to the Additional Seller hereunder.

1.3 All of the representations, warranties and conditions of the Purchaser apply to the Purchase hereunder.

IN WITNESS WHEREOF, each of the parties hereto has caused this Addendum to be executed by their respective duly authorized representative, all as of the day and year first above written.

PURCHASER:
COMPLIANCE SYSTEMS CORPORATION

By: ____________________
Print Name: [illegible]
Its: [illegible]

SELLER:

CALE CORPORATION

By: ____________________
Print Name: [illegible]
Its: [illegible]

GSA COMMUNICATIONS, INC., but only for the limited purpose of affirming the representations and warranties set forth in this agreement by the Company.

By: CARY CHAN
Print Name: ____________________
Its: ____________________

KNIGHTSBRIDGE CAPITAL, but only for the limited purpose of affirming and agreeing to the provisions set forth in Section 3.6 of the Agreement

By: ____________________
Print Name: ALYCE SCHREIBER
Its: President

EXHIBIT A

Cale Corporation
#350 – 500 South Center Street
Reno, NV 89501

100,000 shares